UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 2, 2016

Date of Report (Date of earliest event reported)

STORE Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-36739	45-2280254
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8501 East Princess Drive, Suite 190 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 256-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

STORE Capital Corporation, a Maryland corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 2, 2016.  At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A, as supplemented (the “Proxy Statement”), filed with the Securities and Exchange Commission on April 18, 2016 and as supplemented on May 16, 2016. As of April 4, 2016, the record date for the Annual Meeting, there were 140,879,389 shares of our common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.                                      Election of Directors. The Company’s stockholders elected, by the vote indicated below, the following eight persons as directors of the Company, each to serve as such until the Company’s annual meeting of stockholders to be held in 2017, or until his respective successor is duly elected and qualified:

Name	Votes For	Withheld	Abstentions	Broker Non-Votes
Morton H. Fleischer	90,557,913	33,689,254	—	8,749,164
Christopher H. Volk	97,171,036	27,076,131	—	8,749,164
Joseph M. Donovan	123,479,701	767,466	—	8,749,164
William F. Hipp	123,566,079	681,088	—	8,749,164
Einar A. Seadler	123,565,976	681,191	—	8,749,164
Rajath Shourie	94,004,901	30,242,266	—	8,749,164
Derek Smith	87,134,246	37,112,921	—	8,749,164
Quentin P. Smith, Jr.	122,640,056	1,607,111	—	8,749,164

2.                                      Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
132,800,939	175,419	19,973	N/A

3.                                      Advisory Vote to Approve Executive Compensation. The stockholders approved, on an advisory basis, the non-binding resolution approving the compensation of the Company’s named executive officers, by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,762,030	1,451,505	33,632	8,749,164

4.                                      Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The stockholders recommended, on an advisory, non-binding basis, that the Company conduct future advisory votes approving the compensation of the Company’s named executive officers every year, by the vote indicated below:

Every Year	Every Two Years	Every Three Years	Abstentions
118,870,380	20,222	5,327,863	28,702

Consistent with the stockholders’ advisory vote, the Company’s Board of Directors has determined that the Company will hold advisory votes to approve the compensation of the Company’s named executive officers on an annual basis. These annual advisory votes will continue each year until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company’s annual meeting of stockholders in 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital Corporation

Dated: June 6, 2016
	By:	/s/Michael T. Bennett
Michael T. Bennett
Executive Vice President-General Counsel